Exhibit 99.1

Deloitte & Touche LLP Harborside Plaza 10, Suite 301 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

Porsche Financial Services, Inc.

One Porsche Drive

Atlanta, Georgia 30354

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of automobile lease contracts in connection with the proposed offering of Porsche Innovative Lease Owner Trust 2024-1. Porsche Financial Services, Inc. (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth in the Statistical Data File. Additionally, BofA Securities, Inc., Barclays Capital Inc., Mizuho Securities USA LLC and Wells Fargo Securities, LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On July 24, 2024, representatives of the Company provided us with a computer-generated automobile lease contract data file and related record layout containing data, as represented to us by the Company, as of the close of business June 30, 2024, with respect to 14,276 automobile lease contracts (the “Initial Statistical Data File”). At the Company’s instruction, we randomly selected 100 automobile lease contracts (the “Sample Leases”) from the Initial Statistical Data File.

Further, on July 31, 2024, representatives of the Company provided us with a supplemental data file (the “Supplemental Data File”) containing the paid through date and days past due for each of the automobile lease contracts set forth on the Initial Statistical Data File. We were instructed by representatives of the Company to append the Initial Statistical Data File with the corresponding information set forth on the Supplemental Data File. The Initial Statistical Data File, as appended, is hereinafter referred to as the “Statistical Data File.”

Member of Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the Sample Leases relating to the automobile lease characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1. Lease number (for informational purposes only)	10. Number of scheduled payments
2. Contract start date	11. Scheduled lease payment*
3. Adjusted capitalized cost	12. Contract residual value
4. Origination (booking) date	13. Base residual value
5. Contract state	14. Manufacturer’s suggested retail price**
6. Vehicle classification (new/used)	15. Paid through date*
7. Vehicle model	16. FICO score
8. Model year	17. Financing rate
9. Maturity date	18. Days past due

*	For Sample Leases that are not identified as “single pay” on the Lease Agreement and Servicing System (each as defined below).
**	For Sample Leases that note a vehicle classification code of “new” on the Lease Agreement and Servicing System (each as defined below).

We compared Characteristics 2. and 3. to the corresponding information set forth on or derived from the “Lease Agreement.”

We compared Characteristics 4., 5. and 14. through 18. to the corresponding information set forth on the Company’s servicing system (the “Servicing System”).

We compared Characteristics 6. through 12. to the corresponding information set forth on or derived from the Lease Agreement and to the Servicing System.

We compared Characteristic 13. to the corresponding information set forth on the base residual value query (the “Base Residual Query”), provided to us by the Company on August 1, 2024 for each of the Sample Leases.

For purposes of our procedures and at your instruction:

•

with respect to our comparison of Characteristic 6., for the Sample Leases indicated in Appendix A, we observed a difference in the vehicle classification set forth on the Lease Agreement when compared to the vehicle classification set forth on the Statistical Data File. For these Sample Leases, we were instructed to perform an additional procedure and compare the vehicle classification set forth on the Statistical Data File to the vehicle classification set forth on the “Porsche Sales & Vehicle Management System” or the “Used Vehicle Disclosure.” We were further instructed that a vehicle classification of (i) “Service Loaner,” as set forth on the Porsche Sales & Vehicle Management System or (ii) “Dealer Loaner Vehicle” or “Unregistered Demonstrator Vehicle,” as set forth on the Used Vehicle Disclosure, is deemed to be “in agreement” with a vehicle classification of “New,” as set forth on the Statistical Data File;

•

with respect to our comparison of Characteristic 7., a vehicle model of (i) “911” (as set forth on the Statistical Data File) and “Carrera,” “991” or “C4 S Coupe” (as set forth on the Lease Agreement) is deemed to be “in agreement” or (ii) “918” (as set forth on the Statistical Data File) and “Boxter” (as set forth on the Lease Agreement) is deemed to be “in agreement”;

•

with respect to our comparison of Characteristic 9., for any maturity date falling on the 29th, 30th or 31st day of the month (as set forth on the Lease Agreement), we were instructed to assume the maturity date as the 1st day of the succeeding month; and

•	with respect to our comparison of Characteristic 17., differences of 0.0001 or less are deemed to be “in agreement.”

In addition to the procedures described above, for each of the Sample Leases, we observed the existence of or identified the following:

•	a Lease Agreement, signed by the obligor and that such obligor has a billing address within the United States;

•	a Title Certificate, Application for Title or Certificate of Origin (collectively, the “Title Certificate”);

•	a security interest of Porsche Leasing Ltd. was indicated on the Title Certificate;

•	a Credit Application, Business Application or an Application for Financing (collectively, the “Application”);

•	a Consumer Leasing Disclosure Statement; and

•

an Agreement to Provide Insurance, Binder of Insurance, Confirmation of Accidental Physical Damage Insurance, Supplemental Provision, Agreement to Furnish Insurance, Property Insurance Disclosure, Notice of Requirement to Provide Insurance, Insurance Verification Form or Insurance Coverage Acknowledgement, or other related correspondence (collectively, the “Physical Damage Insurance Documentation”).

The automobile lease documents described above, including any information obtained from the indicated systems, and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Lease Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Lease Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Lease Documents. In addition, we make no representations as to whether the Lease Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Leases.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Lease Documents, except as described in Appendix B. Supplemental information is contained on Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the automobile lease contracts or underlying documentation underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the automobile lease contracts or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

August 2, 2024

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 2, 2024.

In applying our agreed-upon procedures as outlined above, we performed an additional procedure with respect to Characteristic 6. for the following Sample Leases:

1100283543

1100293679

1100258086

1100274272

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 2, 2024.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference in model year.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated August 2, 2024.

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Lease number	Characteristic	Characteristic set forth on the Statistical Data File	Characteristic set forth on the Lease Agreement

1	1100270684	Model year	2023	2022

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.